Exhibit 10.11

AMENDMENT TO

REAL ESTATE OPTION AGREEMENT

THIS AMENDMENT TO REAL ESTATE OPTION AGREEMENT is entered into this 27th day of November, 2006, between Freeport Area Economic Development Foundation, an Illinois not-for-profit corporation, as Optionor, and Blackhawk Biofuels, LLC, as Optionee.

1.                                       Extension of Option. Paragraph 3(b) of the Real Estate Option Agreement dated June 20, 2006 (the “Option Agreement”) is hereby amended to replace the date “December 31, 2006” with “March 31, 2007”.

2.                                       Other Terms of Option Agreement. Except as amended by paragraph 1 hereof, all other terms of the Option Agreement shall remain in full force and effect between the parties.

IN WITNESS WHEREOF, the parties have executed this Amendment to Real Estate Option Agreement the day and year first above written.

OPTIONOR:

FREEPORT AREA ECONOMIC DEVELOPMENT FOUNDATION

By	/S/ Robert J. Skurla
Robert Skurla, Executive Director

OPTIONEE:

BLACKHAWK BIOFUELS, LLC

By	/S/ Ronald Mapes
Chair